Exhibit 99.1

Dayforce Enters into US$12.3 Billion Definitive Agreement with Thoma Bravo to Become a Private Company

Dayforce Stockholders to Receive US$70 Per Share in Cash, a 32% Premium to the Unaffected Share Price

Transaction Aims to Accelerate Dayforce’s Growth, Customer Value, and AI Leadership in HCM

MINNEAPOLIS and TORONTO, Aug. 21, 2025 — Dayforce, Inc. (“Dayforce” or the “Company”) (NYSE:DAY) (TSX:DAY), a global leader in human capital management (HCM) technology, today announced that it has entered into a definitive agreement with Thoma Bravo, a leading software investment firm, to become a privately held company in an all-cash transaction with an enterprise value of US$12.3 billion.

Under the terms of the agreement, Dayforce stockholders will receive US$70.00 per share in cash. The per share purchase price represents a premium of 32% over the Company’s unaffected closing share price on August 15, 2025, the last trading day prior to media reports regarding a potential transaction. The transaction includes a significant minority investment from a wholly owned subsidiary of the Abu Dhabi Investment Authority (“ADIA”).

“Dayforce has always stood for a bold promise: to make work life better. As one of the world’s leading enterprise software investors, Thoma Bravo’s commitment amplifies this promise as we partner to grow our business, increase quantifiable value for customers, and further secure our position in AI as a generational software company,” said David Ossip, Chair and CEO of Dayforce. “With Thoma Bravo, we are partnering with a truly special organization to accelerate our business - with our focus, resources, and product innovation all laser-pointed on leaping forward as the HCM leader for a world of work shaped by AI.”

“The Board of Directors believes this transaction will provide immediate and substantial value to Dayforce stockholders and recognizes the valuable organization that the team has built,” said Gerald Throop, Lead Independent Director of Dayforce.

“We are thrilled to be investing in Dayforce, a clear category leader that is poised to define the future of HCM in the age of AI,” said Holden Spaht, a Managing Partner at Thoma Bravo. “Dayforce’s differentiated platform, global scale, and world-class team make it well-positioned to meet the growing and evolving needs of employers and employees around the world. We see significant opportunity to accelerate growth, deepen customer impact, and continue to drive innovation across the global HCM landscape.”

“Dayforce has built an exceptional business by pairing relentless innovation with a deep commitment to its customers,” said Tara Gadgil, a Partner at Thoma Bravo. “This combination has fueled strong growth and established Dayforce as a partner of choice in HCM. We are excited to build on this strong foundation and momentum alongside them, helping them to move faster, think bigger, and unlock even more market and product potential.”

Transaction Details

The transaction, which was approved by the Dayforce Board of Directors, is expected to close in early 2026, subject to customary closing conditions, including approval by Dayforce stockholders and the receipt of required regulatory approvals. The transaction is not subject to a financing condition.

Upon completion of the transaction, Dayforce’s common stock will no longer be listed on any public stock exchange. The Company will continue to operate under the Dayforce name and brand.

Advisors

Evercore is serving as the exclusive financial advisor to Dayforce and Wachtell, Lipton, Rosen & Katz is serving as the Company’s legal advisor. Financing for the transaction is being provided by Goldman Sachs & Co. LLC. Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC are serving as financial advisors to Thoma Bravo, and Kirkland & Ellis LLP is serving as its legal counsel.

About Dayforce

Dayforce makes work life better. Everything we do as a global leader in HCM technology is focused on enabling thousands of customers and millions of employees around the world do the work they’re meant to do. With our single AI-powered people platform for HR, Pay, Time, Talent, and Analytics, organizations of all sizes and industries are benefiting from simplicity at scale with Dayforce to help unlock their full workforce potential, operate with confidence, and realize quantifiable value. To learn more, visit dayforce.com.

About Thoma Bravo

Thoma Bravo is one of the largest software-focused investors in the world, with approximately $184 billion in assets under management as of March 31, 2025. Through its private equity, growth equity and credit strategies, the firm invests in growth-oriented, innovative companies operating in the software and technology sectors. Leveraging Thoma Bravo’s deep sector knowledge and strategic and operational expertise, the firm collaborates with its portfolio companies to implement operating best practices and drive growth initiatives. Over the past 20+ years, the firm has acquired or invested in approximately 535 companies representing approximately $275 billion in enterprise value (including control and non-control investments). The firm has offices in Chicago, Dallas, London, Miami, New York, and San Francisco. For more information, visit Thoma Bravo’s website at www.thomabravo.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian Securities laws (collectively, “forward-looking statements”). Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the merger. These statements are based on various assumptions, whether or not identified in this press release, and on current expectations and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Dayforce. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that Dayforce stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Dayforce’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Dayforce to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally. Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Dayforce Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) and Canadian securities regulators on February 28, 2025, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by Dayforce from time to time with the SEC and Canadian securities regulators. These filings, when available, are available on the investor relations section of the Dayforce website at https://investors.dayforce.com or on the SEC’s website at https://www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Dayforce presently does not know of or that Dayforce currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. Dayforce assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Additional Information and Where to Find It

In connection with the proposed transaction between Dayforce and Thoma Bravo, Dayforce will file with the SEC and Canadian securities regulators a preliminary Proxy Statement of Dayforce (the “Proxy Statement”). Dayforce plans to mail to its stockholders and holders of exchangeable shares a definitive Proxy Statement in connection with the proposed transaction. DAYFORCE URGES YOU TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DAYFORCE, THOMA BRAVO, THE PROPOSED TRANSACTION AND RELATED MATTERS. You will be able to obtain a free copy of the Proxy Statement and other related documents (when available) filed by Dayforce with the SEC at the website maintained by the SEC at www.sec.gov. You also will be able to obtain a free copy of the Proxy Statement and other documents (when available) filed by Dayforce with the SEC by accessing the investor relations section of Dayforce’s website at https://investors.dayforce.com or by contacting Dayforce investor relations at investors@dayforce.com or calling (844) 829-9499.

Participants in the Solicitation

Dayforce and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Dayforce stockholders in connection with the merger.

Information regarding the directors and executive officers of Dayforce, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth (i) in Dayforce’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, including under the headings “Proposal One: Election of Directors,” “Executive Team,” “Compensation Discussion and Analysis,” “Executive Compensation Tables,” “Security Ownership of Certain Beneficial Owners and Management” and “Certain Relationships and Related Party Transactions,” which was filed with the SEC on March 13, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1725057/000172505725000064/day-20250313.htm, and (ii) to the extent holdings of Dayforce’s securities by its directors or executive officers have changed since the amounts set forth in Dayforce’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at EDGAR Search Results https://www.sec.gov/edgar/browse/?CIK=0001725057&owner=only.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents through the website maintained by the SEC at https://www.sec.gov.

Contacts

Dayforce

Investor Relations

1-844-829-9499

investors@dayforce.com

Media Relations

1-647-417-2117

mediainquiries@dayforce.com

Thoma Bravo

Megan Frank

+1.212.731.4778

mfrank@thomabravo.com

or

FGS Global

Liz Micci/Akash Lodh

thomabravo-US@fgsglobal.com